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                                       GUARANTY


         In order to induce Carl Westcott, an individual resident of the State of Texas ("Westcott"), to sell one hundred percent (100%) percent of the issued and outstanding shares of common stock of Atlanta Toyota, Inc., a Texas corporation ("Atlanta Toyota"), to UAG Atlanta, Inc., a Delaware corporation and a wholly-owned subsidiary of the undersigned ("UAG/Atlanta"), the undersigned hereby irrevocably, unconditionally and absolutely guarantees the due performance and punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of UAG/Atlanta now or hereafter existing under that certain Promissory Note (the "Note") dated January 16, 1996 payable to the order of Westcott in the original principal amount of $2,100,100 (all such obligations being sometimes hereinafter referred to as the "Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by Westcott in enforcing any rights under this Guaranty.

         The undersigned hereby waives promptness, diligence, presentment, protest, notice of dishonor, demand for payment, extension of time of payment, notice of acceptance of this Guaranty, notice of non-payment when due of the Obligations guaranteed hereby and indulgences and notices of every other kind and hereby consents to any and all forebearances and extensions of time of payment of the Obligations and to any and all of the changes in the terms, covenants and conditions thereof hereafter made or guaranteed. The liability of the undersigned under this Guaranty shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Note, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver or any consent to departure from the Note and any other agreement or instrument relating thereto,
(iii) any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of UAG/Atlanta or a guarantor.

         No delay or omission by Westcott in exercising any of his rights, remedies, powers and privileges hereunder and no course of dealing between Westcott, on the one hand, and UAG/Atlanta, Atlanta Toyota, the undersigned or any other person, on the other hand, shall be deemed a waiver by Westcott of any of his rights, remedies, powers, and privileges, even if such delay or omission is continuous or repeated; nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by Westcott or the exercise of any other right, remedy, power or privilege by Westcott. No notice or demand on UAG/Atlanta, Atlanta Toyota, the undersigned or any other person in any instance shall entitle UAG/Atlanta, Atlanta Toyota the undersigned or any other person to any other or further notice or demand in similar or other circumstances or constitute a waiver of Westcott's right to any other or further action in any circumstances without notice or demand.

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         This Guaranty shall be enforceable without Westcott having to proceed first against UAG/Atlanta (the right to require Westcott to take action against UAG/Atlanta as required by O.C.G.A. Section 10-7-24 being hereby expressly waived) or against any security for the payment of the Obligations, and shall be effective regardless of the solvency or insolvency of UAG/Atlanta, any reorganization, merger or consolidation of UAG/Atlanta, or any change in the composition, nature, personnel or location of UAG/Atlanta.

         This Guaranty shall remain in full force and effect, and the undersigned shall continue to be liable for the payment of the Obligations in accordance with the terms of the documents and instruments evidencing and securing the same, notwithstanding the commencement of any bankruptcy, reorganization or other debtor relief proceeding by or against UAG/Atlanta, and notwithstanding any modification, discharge or extension of the Obligations, any modification or amendment of any document or instrument evidencing or securing any of the Obligations, any stay of the exercise by Westcott of any of his rights and remedies against UAG/Atlanta with respect to any of the Obligations, or any cure of any default by UAG/Atlanta under any document or instrument evidencing or securing any of the Obligations, which may be effected in connection with any such proceeding, whether permanent or temporary, and notwithstanding any assent thereto by Westcott.

         Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         The undersigned warrants and represents to Westcott that any financial statements heretofore delivered by the undersigned to Westcott were true and correct in all respects as of the date delivered to Westcott.

         This Guaranty shall inure to the benefit of Westcott and his successors and assigns, and shall be binding upon the undersigned and its successors and assigns. This instrument constitutes the entire agreement as to the subject matter contemplated hereby.

         No amendment or waiver of any provision of this Guaranty nor consent to any departure by Westcott therefrom shall in any event be effective unless the same shall be in writing and signed by Westcott and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         This instrument has been made and delivered in Georgia and shall be governed by the laws of Georgia.

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         WITNESS the undersigned's signature as of the 16th day of January,
1996.


                                            UNITED AUTO GROUP, INC.,
                                            a Delaware corporation



                                            By:  /s/George Lowrance
                                                 -----------------------------
                                            Its: Secretary
                                                 -----------------------------




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